EXECUTION

LEHMAN BROTHERS BANK, FSB,

SELLER

and

STRUCTURED ASSET SECURITIES CORPORATION,

PURCHASER

MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

Dated as of January 1, 2003

Structured Asset Securities Corporation

(Mortgage Pass-Through Certificates, Series 2003-3XS)

Table of Contents

    ARTICLE I.  CONVEYANCE OF MORTGAGE LOANS
      Section 1.01.  Sale of Mortgage Loans.
      Section 1.02.  Delivery of Documents.
      Section 1.03.  Review of Documentation.
      Section 1.04.  Representations and Warranties of the Bank.
      Section 1.05.  Grant Clause.
      Section 1.06.  Assignment by Depositor.
    ARTICLE II.  MISCELLANEOUS PROVISIONS
      Section 2.01.  Binding Nature of Agreement; Assignment.
      Section 2.02.  Entire Agreement.
      Section 2.03.  Amendment.
      Section 2.04.  Governing Law.
      Section 2.05.  Severability of Provisions.
      Section 2.06.  Indulgences; No Waivers.
      Section 2.07.  Headings Not to Affect Interpretation.
      Section 2.08.  Benefits of Agreement.
      Section 2.09.  Counterparts.

  SCHEDULES

  SCHEDULE A

  Transferred Mortgage Loan Schedule (including Prepayment Premium Schedule)

  SCHEDULE B

  Originated Mortgage Loan Schedule (including Prepayment Premium Schedule)

  EXHIBIT A

  Certain Defined Terms

  This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of January 1, 2003 (the "Agreement"), is executed by and between Lehman Brothers Bank, FSB (the "Bank") and Structured Asset Securities Corporation (the "Depositor").

  All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the "Trust Agreement"), dated as of January 1, 2003, among the Depositor, Aurora Loan Services Inc., as master servicer (the "Master Servicer") and Citibank, N.A., as trustee (the "Trustee").

  W I T N E S S E T H:

  WHEREAS, the Bank is a party to the following purchase agreements (each a "Transfer Agreement," and together the "Transfer Agreements"), pursuant to which the Bank has purchased or received from certain transferors (each a "Transferor," and together the "Transferors"), certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (the "Transferred Mortgage Loans"):

  1.

  Flow Mortgage Loan Purchase and Warranties Agreement (Group No. 2001-1) by and between the Bank and Aames Capital Corporation, dated as of August 13, 2001;

  2.

  Mortgage Loan Sale and Servicing Agreement (2002-SAS-U) by and between the Bank and Bank of America, N.A. ("Bank of America"), dated as of September 1, 2002;

  3.

  Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of February 1, 2002, by and among the Bank, Cendant Mortgage Corporation ("Cendant") and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust);

  4.

  Loan Purchase Agreement by and between the Bank and Colorado Federal Savings Bank, dated as of February 18, 2002;

  5.

  Loan Purchase Agreement, by and between the Bank and Community Home Mortgage Corp., dated as of August 2, 2002;

  6.

  Master Mortgage Loan Purchase and Warranties Agreement by and between the Bank and First National Bank of Nevada, dated as of November 15, 2000, as amended by Amendment No. 1, dated as of September 7, 2001;

  7.

  Loan Purchase Agreement by and between the Bank and Freedom Mortgage Corp. d/b/a Freedom Home Mortgage Corporation, dated as of February 20, 2002;

  8.

  Flow Mortgage Loan Purchase and Warranties Agreement by and between the Bank and Greenpoint Mortgage Funding, Inc. ("Greenpoint"), dated as of January 26, 2000;

  9.

  Flow Mortgage Loan Purchase and Warranties Agreement by and between the Bank and Greenpoint, dated as of December 12, 2001;

  10.

  Loan Purchase Warranties Agreement by and between the Bank and Market Street Mortgage Corporation, dated as of March 28, 2002;

  11.

  Loan Purchase Agreement by and between the Bank and Mortgage USA Inc., dated as of January 14, 2002;

  12.

  Flow Purchase, Warranties and Servicing Agreement by and between the Bank and National City Mortgage Co. ("National City"), dated as of August 1, 2001, as amended by Amendment No. 1, dated as of November 21, 2001;

  13.

  Flow Purchase and Warranties Agreement (Group No. 2001-1) by and between the Bank and Pinnacle Direct Funding Corp., dated as of May 29, 2001;

  14.

  Loan Purchase Agreement by and between the Bank and Provident Savings Bank, F.S.B. dba Profed Mortgage, dated as of May 31, 2001;

  15.

  Flow Mortgage Loan Purchase and Warranties Agreement by and between the Bank and SIB Mortgage Corp. ("SIB"), dated as of June 1, 2001;

  16.

  Flow Mortgage Loan Purchase and Warranties Agreement (Group No. 2002-1) by and between the Bank and SIB, dated as of November 16, 2001;

  17.

  Flow Mortgage Loan Purchase and Warranties Agreement by and between the Bank and SIB, dated as of June 10, 2002;

  18.

  Seller’s Warranties and Servicing Agreement by and between the Bank and SunTrust Mortgage Inc. ("SunTrust"), dated as of November 1, 2001;

  19.

  Mortgage Loan Purchase Agreement, dated as of October 1, 2002, between the Bank and Third Federal Savings and Loan Association of Cleveland ("Third Federal");

  20.

  Seller’s Warranties and Servicing Agreement, dated as of October 1, 2002, between the Bank and Third Federal;

  21.

  Loan Purchase Agreement by and between the Bank and Transnational Financial Corp., dated as of July 24, 2002;

  22.

  Seller’s Warranties and Servicing Agreement (2001-W51) by and between the Bank and Wells Fargo Home Mortgage, Inc. ("WFHM"), dated as of December 1, 2001; and

  23.

  Seller’s Warranties and Servicing Agreement (2001-W51B) by and between the Bank and WFHM, dated as of March 1, 2002.

  WHEREAS, the Bank has originated certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule B (the "Originated Mortgage Loans," and together with the "Transferred Mortgage Loans," the "Mortgage Loans"):

  WHEREAS, the Bank is a party to the following servicing agreements (collectively, the "Servicing Agreements") pursuant to which the Mortgage Loans are serviced by the various Servicers:

  1.

  Servicing Agreement, dated as of January 1, 2003, among the Bank, as seller, Lehman Capital, a Division of Lehman Brothers Holdings Inc. ("Lehman Capital"), as seller and Aurora Loan Services Inc. ("Aurora") in the dual capacities of Servicer and Master Servicer;

  2.

  Reconstituted Servicing Agreement, dated as of January 1, 2003, between the Bank and Bank of America;

  3.

  Reconstituted Servicing Agreement, dated as of January 1, 2003, between the Bank and Cendant;

  4.

  Reconstituted Servicing Agreement, dated as of January 1, 2003, among the Bank, Lehman Capital and National City;

  5.

  Reconstituted Servicing Agreement, dated as of January 1, 2003, between the Bank and SunTrust;

  6.

  Reconstituted Servicing Agreement, dated as of January 1, 2003, between the Bank and Third Federal; and

  7.

  Reconstituted Servicing Agreement, dated as of January 1, 2003, between the Bank and WFHM.

  WHEREAS, the Bank desires to sell, without recourse, all of its rights, title and interest in and to the Mortgage Loans to the Depositor, to assign all of its rights and interest under the Transfer Agreements and the Servicing Agreements, other than any servicing rights retained by the Bank hereunder, and to delegate all of its obligations thereunder, to the Depositor; and

  WHEREAS, the Bank and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

  NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank and the Depositor agree as follows:

  ARTICLE I.

    CONVEYANCE OF MORTGAGE LOANS

  Section 1.01.  Sale of Mortgage Loans.

  (a)

  Sale of Mortgage Loans.  Concurrently with the execution and delivery of this Agreement, the Bank does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Bank in and to the Mortgage Loans.  Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after January 1, 2003, other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, all Prepayment Premiums received on or with respect to the Mortgage Loans on or after January 1, 2003, together with all of the Bank’s right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Bank’s rights under any Insurance Policies relating to the Mortgage Loans, and the Bank’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any proceeds of the foregoing.

  Concurrently with the execution and delivery of this Agreement, the Bank hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement and each Servicing Agreement, other than any servicing rights retained thereunder, and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Mortgage Loans.  The Bank and the Depositor further agree that this Agreement incorporates the terms and conditions of any assignment and assumption agreement or other assignment document required to be entered into under any of the Transfer Agreements (any such document an "Assignment Agreement") and that this Agreement constitutes the Assignment Agreement under such Transfer Agreement, and the Depositor hereby assumes the obligations of each such Assignment Agreement.  Concurrently with the execution hereof, the Depositor tenders the purchase price of $300,425,125.46.  The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all the rights of the Bank under each Transfer Agreement and each Servicing Agreement, other than any servicing rights thereunder, as if the Depositor had been a party to each such agreement.

  (b)

  Schedules of Mortgage Loans.  The Depositor and the Bank have agreed upon which of the mortgage loans owned by the Bank are to be purchased by the Depositor pursuant to this Agreement and the Bank will prepare on or prior to the Closing Date final schedules describing such Mortgage Loans (the "Mortgage Loan Schedules").  The Mortgage Loan Schedules will conform to the requirements of the Depositor as set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Trust Agreement.  The Mortgage Loan Schedules are attached hereto as Schedule A and Schedule B.

  Section 1.02.  Delivery of Documents.

  (a)

  In connection with such transfer and assignment of the Mortgage Loans hereunder, the Bank shall, at least three (3) Business Days prior to the Closing Date deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the related Transfer Agreements or Servicing Agreements.

  (b)

  For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the related Closing Date, the Bank, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the applicable Servicer for such purpose have been so deposited.

  Section 1.03.  Review of Documentation.

  The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedules, subject to review thereof by LaSalle Bank, N.A. and U.S. Bank National Association, as the custodians (each, a "Custodian" and, collectively, the "Custodians") for the Depositor.  Each Custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File.  If in the course of such review the related Custodian identifies any Material Defect, the Bank shall be obligated to cure such Material Defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under Section 2.02(c) of the Trust Agreement.

  Section 1.04.  Representations and Warranties of the Bank.

  (a)

  The Bank hereby represents and warrants to the Depositor that as of the Closing Date that:

  (i)

  The Bank is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States of America and has full power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

  (ii)

  the execution and delivery by the Bank of this Agreement have been duly authorized by all necessary action on the part of the Bank; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Bank or its properties or the charter or bylaws of the Bank;

  (iii)

  the execution, delivery and performance by the Bank of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

  (iv)

  this Agreement has been duly executed and delivered by the Bank and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Bank enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law and (C) any notice, order, directive or similar action by a federal banking regulatory authority that prohibits or enjoins performance of this Agreement by the Bank; and

  (v)

  there are no actions, suits or proceedings pending or, to the knowledge of the Bank, threatened or likely to be asserted against or affecting the Bank, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Bank will be determined adversely to the Bank and will if determined adversely to the Bank materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

  (b)

  The representations and warranties of each Transferor with respect to the Transferred Mortgage Loans in the related Transfer Agreement were made as of the date of transfer under such Transfer Agreement.  To the extent that any fact, condition or event with respect to a Transferred Mortgage Loan constitutes a breach of both (i) a representation or warranty of the Transferor under the related Transfer Agreement and (ii) a representation or warranty of the Bank under this Agreement, the only right or remedy of the Depositor shall be the right to enforce the obligations of the Transferor under any applicable representation or warranty made by it.  The Depositor acknowledges and agrees that the representations and warranties of the Bank in this Section 1.04(b) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by the Transferor in the related Transfer Agreement.  The Bank shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Transferred Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by a Transferor in the related Transfer Agreement, without regard to whether the Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if the Transferor fulfills its obligations under the provisions of the related Transfer Agreement by substituting for the affected Transferred Mortgage Loan a mortgage loan which is not a Qualifying Substitute Mortgage Loan, the Bank shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable Purchase Price for the affected Transferred Mortgage Loan or (b) within the two year period following the Closing Date, with a Qualified Substitute Mortgage Loan for such affected Transferred Mortgage Loan.

  Subject to the foregoing, the Bank represents and warrants upon delivery of the Transferred Mortgage Loans to the Depositor hereunder, as to each, that:

  (i)

  The information set forth with respect to the Transferred Mortgage Loans on the Transferred Mortgage Loan Schedule provides an accurate listing of the Transferred Mortgage Loans, and the information with respect to each Transferred Mortgage Loan on the Transferred Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

  (ii)

  There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and the Bank has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

  (iii)

  Each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC.  If upon origination of the Transferred Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration.  Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development.  The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement.

  (iv)

  Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or recision;

  (v)

  Each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property).  The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Transferred Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage.  Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Transferred Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

  (vi)

  Immediately prior to the transfer and assignment of the Transferred Mortgage Loans to the Depositor, the Bank was the sole owner of record and holder of each Transferred Mortgage Loan, and the Bank had good and marketable title thereto, and has full right to transfer and sell each Transferred Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Transferred Mortgage Loan pursuant to this Agreement;

  (vii)

  Each Transferred Mortgage Loan is covered by either (i) an attorney’s opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Transferred Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Transferred Mortgage Loan (subject only to the exceptions described in paragraph (v) above).  If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located.  With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including the Bank, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

  (viii)

  To the best of the Bank’s knowledge, no foreclosure action is being threatened or commenced with respect to any Transferred Mortgage Loan.  There is no proceeding pending for the total or partial condemnation of any Mortgaged Property and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Transferred Mortgage Loan or the use for which the premises were intended;

  (ix)

  There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

  (x)

  Each Transferred Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

  (xi)

  Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Transferred Mortgage Loan have been complied with; and

  (xii)

  Each Transferred Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg. §1.860G-2.

  (xiii)

  The information set forth in the Prepayment Premium Schedule included as part of the Mortgage Loan Schedule at Schedule A (including the Prepayment Premium Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Premium is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure)  under applicable state law;

  (xiv)

  No Transferred Mortgage Loan was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law;

  (xv)

  None of the Transferred Mortgage Loans are subject to the provisions of the Georgia Fair Lending Act of 2002 (the "GFLA") that cover "High-Cost Home Loans", as such term is defined in the GFLA;

  (xvi)

  Each Transferred Mortgage Loan that is a "Covered Home Loan", as such term is defined in the GFLA, is either (a) a purchase money Mortgage Loan or (b) a Mortgage Loan that refinanced an existing "Home Loan", as such term is defined in the GFLA, which Home Loan was not originated within five years of such refinancing; and

  (xvii)

  No Transferred Mortgage Loan imposes a Prepayment Premium for a term in excess of five years.

  (c)

  The Bank represents and warrants to the Depositor upon the delivery to the Depositor on the Closing Date of the Originated Mortgage Loans originated or acquired by the Bank and listed on Schedule B hereto, but solely as to each Originated Mortgage Loan listed on Schedule B hereto, that, as of the Cut-off Date:

  (i)

  The information set forth with respect to the Originated Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Originated Mortgage Loans, and the information with respect to each Originated Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

  (ii)

  There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and the Bank has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

  (iii)

  Each mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC.  If upon origination of the Originated Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration.  Each Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement. Lehman Capital or the Bank have not engaged in, and has no knowledge of the Mortgagor’s having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by Lehman Capital or the Bank;

  (iv)

  Each Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. Lehman Capital or the Bank have not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Originated Mortgage Loan to be in default, nor has Lehman Capital or the Bank waived any default resulting from any action or inaction by the Mortgagor;

  (v)

  Each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property).  The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Originated Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage.  Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, an Originated Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

  (vi)

  Immediately prior to the transfer and assignment of the Originated Mortgage Loans to the Depositor, the Bank was the sole owner of record and holder of each Originated Mortgage Loan, and the Bank had good and marketable title thereto, and has full right to transfer and sell each Originated Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Originated Mortgage Loan pursuant to this Agreement;

  (vii)

  Each Originated Mortgage Loan is covered by either (i) an attorney’s opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Originated Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Originated Mortgage Loan (subject only to the exceptions described in paragraph (v) above).  If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located.  With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including the Bank, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

  (viii)

  To the best of the Bank’s knowledge, no foreclosure action is being threatened or commenced with respect to any Originated Mortgage Loan.  There is no proceeding pending for the total or partial condemnation of any Mortgaged Property and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Originated Mortgage Loan or the use for which the premises were intended;

  (ix)

  There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

  (x)

  Each Originated Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act;

  (xi)

  Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Originated Mortgage Loan have been complied with;

  (xii)

  Each Originated Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg. §1.860G-2;

  (xiii)

  The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Depositor and which has been delivered to the Custodian.

  (xiv)

  The Mortgaged Property is a fee simple property located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development shall conform with the applicable FNMA and FHLMC requirements regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial purposes;

  (xv)

  The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Originated Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud was committed in connection with the origination of the Originated Mortgage Loan.

  (xvi)

  Each Originated Mortgage Loan has been closed and the proceeds of the Originated Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Originated Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

  (xvii)

  There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Bank nor its predecessors have waived any default, breach, violation or event of acceleration;

  (xviii)

  All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

  (xix)

  Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial or non-judicial foreclosure.  There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to the applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption.  Upon default by a Mortgagor on an Originated Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Originated Mortgage Loan will be able to deliver good and merchantable title to the property;

  (xx)

  The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (v) above;

  (xxi)

  In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

  (xxii)

  The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered for the Originated Mortgage Loan by the Bank under this Agreement as set forth in Section 1.02 hereof have been delivered to the Custodian.  The Bank is in possession of a complete, true and accurate Mortgage File in compliance with Section 1.02 hereof, except for such documents the originals of which have been delivered to the Custodian;

  (xxiii)

  The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

  (xxiv)

  The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Originated Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

  (xxv)

  The Originated Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Bank, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Originated Mortgage Loan is not a graduated payment mortgage loan and the Originated Mortgage Loan does not have a shared appreciation or other contingent interest feature;

  (xxvi)

  Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Originated Mortgage Loan;

  (xxvii)

  The origination and collection practices used with respect to the Originated Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations. With respect to escrow deposits and escrow payments, all such payments are in the possession of the Bank and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item which remains unpaid and which has been assessed but is not yet due and payable. No escrow deposits or escrow payments or other charges or payments due the Bank have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

  (xxviii)   The Mortgage File contains an appraisal of the related Mortgage Property signed prior to the approval of the Originated Mortgage Loan application by a qualified appraiser, duly appointed by the Bank, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Originated Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Originated Mortgage Loan was originated;

  (xxix)

  The Mortgagor has not notified the Bank, and the Bank has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940;

  (xxx)

  The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property of which the Bank is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Bank’s knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation;

  (xxxi)

  The Originated Mortgage Loan does not contain a provision permitting or requiring conversion to a fixed interest rate Mortgage Loan;

  (xxxii)

  No Originated Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

  (xxxiii)   No action, inaction, or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, Primary Mortgage Loan Insurance Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Bank or any designee of the Bank or any corporation in which the Bank or any officer, director, or employee had a financial interest at the time of placement of such insurance;

  (xxxiv)   Each original Mortgage was recorded and, except for those Originated Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Depositor) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Bank, or is in the process of being recorded;

  (xxxv)   The Bank has not transferred the Originated Mortgage Loans to the Depositor, and the Depositor has not transferred the Originated Mortgage Loans to the Trust Fund, with any intent to hinder, delay or defraud any of its creditors;

  (xxxvi)   The information set forth in the Prepayment Premium Schedule included as part of the Mortgage Loan Schedule at Schedule B (including the Prepayment Premium Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Premium is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure)  under applicable state law;

  (xxxvii)   No Originated Mortgage Loan was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law;

  (xxxviii)  None of the Originated Mortgage Loans are subject to the provisions of the GFLA that cover "High-Cost Home Loans", as such term is defined in the GFLA;

  (xxxix)

     Each Originated Mortgage Loan that is a "Covered Home Loan", as such term is defined in the GFLA, is either (a) a purchase money Mortgage Loan or (b) a Mortgage Loan that refinanced an existing "Home Loan", as such term is defined in the GFLA, which Home Loan was not originated within five years of such refinancing; and

  (xl)

  No Originated Mortgage Loan imposes a Prepayment Premium for a term in excess of five years.

  It is understood and agreed that the representations and warranties set forth in Sections 1.04(b) and 1.04(c) herein shall survive the Closing Date.  Upon discovery by either the Bank or the Depositor of a breach of any of the foregoing representations and warranties (excluding a breach of clause (xiii) under Section 1.04(b) that adversely and materially affects the value of the related Mortgage Loan, and, in the case of Mortgage Loans other than the Originated Mortgage Loans, that does not also constitute a breach of a representation or warranty of a Transferor in the related Transfer Agreement, the party discovering such breach shall give prompt written notice to the other party.  Within 60 days of the discovery of any such breach, the Bank shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

  Section 1.05.  Grant Clause.

  It is intended that the conveyance of the Bank’s right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement on the Closing Date shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.  However, if any such conveyance is deemed to be in respect of a loan, it is intended that:  (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) the Bank hereby grants to the Depositor a first priority security interest in all of the Bank’s right, title and interest to secure payment of an obligation in any amount equal to the purchase price set forth in Section 1.01(a) in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (c) this Agreement shall constitute a security agreement under applicable law.

  Section 1.06.  Assignment by Depositor.

  The Depositor shall have the right, upon notice to but without the consent of the Bank, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement.  All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

  ARTICLE II.

    MISCELLANEOUS PROVISIONS

  Section 2.01.  Binding Nature of Agreement; Assignment.

  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

  Section 2.02.  Entire Agreement.

  This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

  Section 2.03.  Amendment.

  (a)

  This Agreement may be amended from time to time by the Bank and the Depositor, with the consent of the Trustee but without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in the Prospectus Supplement; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions.  No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Certificateholder.  Any such amendment shall be deemed not to adversely affect in any material respect any Certificateholder if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates, if any, (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

  (b)

  This Agreement may also be amended from time to time by the Bank and the Depositor with the consent of the Trustee and the Certificateholders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Certificateholder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to "Certificateholder" or "Certificateholders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificates Owners.

  (c)

  It shall not be necessary for the consent of Certificateholders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

  Section 2.04.  Governing Law.

  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WIHTOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

  Section 2.05.  Severability of Provisions.

  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

  Section 2.06.  Indulgences; No Waivers.

  Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver, as well as the Trustee.

  Section 2.07.  Headings Not to Affect Interpretation.

  The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

  Section 2.08.  Benefits of Agreement.

  Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

  Section 2.09.  Counterparts.

  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the Bank and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

  LEHMAN BROTHERS BANK, FSB

  By:

  /s/ Gary Taylor

  Name: Gary Taylor

  Title:   Vice President

  STRUCTURED ASSET SECURITIES

  CORPORATION

  By:

  /s/ Ellen Kiernan

  Name: Ellen V. Kiernan

  Title:   Senior Vice President

  ACKNOWLEDGED BY:

  CITIBANK, N.A.

  as Trustee

  By:  /s/ Karen Schluter

  Name: Karen Schluter

  Title: Assistant Vice President

  SCHEDULE A

  TRANSFERRED MORTGAGE LOAN SCHEDULE

  (including Prepayment Premium Schedule and

  Prepayment Premium Summary)

  [To be retained in separate files at Washington, DC offices of McKee Nelson LLP]

  SCHEDULE B

  ORIGINATED MORTGAGE LOAN SCHEDULE

  (including Prepayment Premium Schedule and

  Prepayment Premium Summary)

  [To be retained in separate files at Washington, DC offices of McKee Nelson LLP]

  EXHIBIT A

  CERTAIN DEFINED TERMS

  "Prepayment Premium":  With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during a Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Premium Payment Amount).

  "Prepayment Premium Schedule":  As of any date, the list of Prepayment Premiums on the Mortgage Loans included in the Trust Fund on such date, included as part of the Mortgage Loan Schedules (including the Prepayment Premium Summary attached thereto).  The Prepayment Premium Schedule shall be prepared by the Bank and shall set forth the following information with respect to each Prepayment Premium:

  1.

  the Mortgage Loan identifying number;

  2.

  a code indicating the type of Prepayment Premium;

  3.

  the state of origination of the related Mortgage Loan;

  4.

  the date on which the first Scheduled Payment was due on the related Mortgage Loan;

  5.

  the term of the related Prepayment Premium; and

  6.

  the Scheduled Principal Balance of the Mortgage Loan as of the Cut-off Date.

  "Servicer Prepayment Premium Payment Amount":  The amount payable by a Servicer in respect of any impermissible waiver by the Servicer of a Prepayment Premium pursuant to the related Servicing Agreement.